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                        BRINSON SELECT MONEY MARKET FUND

                SUPPLEMENT TO PROSPECTUS DATED SEPTEMBER 1, 2001

                                                                February 1, 2002

Dear Investor,

    Brinson Advisors, Inc. has agreed to waive 0.01% of its 0.18% management fee from February 1, 2002, through August 31, 2002. Until that date, management fees will be 0.17%. As a result, "Total Annual Fund Operating Expenses" noted on page 5 of the prospectus will be 0.17% for Institutional shares and 0.42% for Financial Intermediary shares for that period.

    Also, the last paragraph on page 9 of the prospectus is revised to read as follows:

    INSTITUTIONAL SHARES. Brinson Advisors (not the fund) also may pay shareholder servicing fees to entities that make Institutional shares available to others. The amount of these fees will be negotiated between Brinson Advisors and the financial institution.

                                                                          ZS-119
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                        BRINSON SELECT MONEY MARKET FUND

   SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 1, 2001

                                                                February 1, 2002

Dear Investor,

    The paragraph captioned "Principal Underwriting Arrangements" on page 19 of the Statement of Additional Information is replaced in its entirety with the following:

    PRINCIPAL UNDERWRITING ARRANGEMENTS. Brinson Advisors acts as the principal underwriter of the fund pursuant to a principal underwriting contract with the Trust ("Principal Underwriting Contract") which requires Brinson Advisors to use its best efforts, consistent with its other business, to sell shares of the fund. Shares of the fund are offered continuously. Brinson Advisors enters into dealer agreements with other broker-dealers (affiliated and unaffiliated) and with other institutions to authorize them to sell fund shares.

    Brinson Advisors may make payments to affiliated and unaffiliated dealers that engage in selling efforts on behalf of the fund. These payments generally will not exceed the annual rate of 0.04% of the value of fund shares sold as a result of such selling efforts; however, Brinson Advisors may pay firms a higher fee on certain very large omnibus accounts, up to the annual rate of 0.05% for a single account with assets of $1 billion or more. These payments are made by Brinson Advisors out of its own resources, and the value of a shareholder's investment in the fund will be unaffected by these payments.

    Brinson Advisors (not the fund) may pay shareholder servicing fees to entities that make Institutional shares of the fund available to others. The annual rate of these shareholder servicing fees will not exceed 0.05% of the average daily net asset value of Institutional shares held through, or in connection with, the servicing entity and will be paid monthly. Brinson Advisors may pay affiliated or unaffiliated dealers a finder's fee at the annual rate of 0.01% where (1) Brinson Advisors is paying shareholder servicing fees to a separate entity that makes Institutional shares available to others, and (2) the assets in this type of account reach at least $1.5 billion.

    Brinson Advisors is located at 51 West 52nd Street, New York, New York 10019-6114.

                                                                          ZS-120